First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary **
Collection Period Ended October 1, 2001

Available Amount to Note Holders:                                                      2,683,120.21

Disbursements from Collection Account: Section 3.04(b) of the Servicing
Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                    -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                   -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             630,415.35
          (b) Servicer Fees from current and prior Collection Period                      12,761.31
          (c) Servicing Charges inadvertantly deposited in Collection Account                     -
(iv)      Current and unpaid Back-up Servicing Fees                                          510.45
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                    3,003.27
          Adjustment to prior month premium amount                                                -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                               291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                           -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                 -
          Adjustment to prior month Class A-1 Note Interest                                       -
          Class A-2 Note Interest                                                                 -
          Class A-3 Note Interest                                                                 -
          Class A-4 Note Interest                                                        136,219.59
(ix)      Class B-1 Note Interest                                                          3,194.93
(x)       Letter of Credit Bank Fee and unpaid amounts                                       255.22
(xi)      Class B-2 Note Interest                                                          2,993.07
(xii)     Class A-1 throught A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                 -
          Class A-2 Principal Distribution Amount                                                 -
          Class A-3 Principal Distribution Amount                                                 -
          Class A-4 Principal Distribution Amount                                      1,877,061.37
(xiii)    Note Insuer Reimbursement Amount                                                        -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue
          Principal                                                                       16,413.97
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue
          Principal                                                                               -
(xvi)     Letter of Credit Reimbursement Amount                                                   -
(xvii)    Class B-3 Note Interest                                                                 -
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue
          Principal                                                                               -
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07
          (a)(ii)                                                                                 -
(xx)      Letter of Credit Additional Reimbursement Amount                                        -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                    -
(xxii)    Remaining Amount to Residual Holder                                                     -
          Additional Principal Distribution Amount to Noteholders

          Class A-1 additional Principal Distribution Amount                                      -
          Class A-2 additional Principal Distribution Amount                                      -
          Class A-3 additional Principal Distribution Amount                                      -
          Class A-4 additional Principal Distribution Amount                                      -
          Class B-1 additional Principal Distribution Amount                                      -
          Class B-2 additional Principal Distribution Amount                                      -
          Class B-3 additional Principal Distribution Amount                                      -


          Reviewed By:



          ----------------------------------------------------------------------
          Joel Cappon
          Controller, American Express Business Finance

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended October 1, 2001

                       Initial        Beginning           Base       Additional      Total         Ending           Ending
                      Principal       Principal        Principal     Principal      Principal      Principal      Certificate
        Class          Balance        Balance       Distribution    Distribution   Distribution    Balance          Factor
       ------         --------      -------------  -------------    ------------   -------------   --------         ------
 Class A-1           32,998,000.00            -               -               -               -          -        0.0000000
 Class A-2           85,479,000.00            -               -               -               -          -        0.0000000
 Class A-3           51,527,000.00            -               -               -               -          -        0.0000000
 Class A-4           38,238,000.00  25,742,283.86  1,877,061.37               -    1,877,061.37    23,865,222.48  0.6241232
                    --------------  -------------  -------------    ------------   -------------   -------------- ----------
 Total Class A      208,242,000.00  25,742,283.86  1,877,061.37               -    1,877,061.37    23,865,222.48  0.1146033
 Class B-1            4,527,000.00     556,851.12     16,413.97               -       16,413.97       540,437.15  0.1193809
 Class B-2            4,527,000.00     556,851.12             -               -               -       556,851.12  0.1230067
 Class B-3            4,527,000.00     556,851.13             -               -               -       556,851.13  0.1230067
                    --------------  -------------  -------------    ------------   -------------   -------------- ----------
 Total              221,823,000.00  27,412,837.24  1,893,475.35               -    1,893,475.35    25,519,361.89

                                               ADCPB at end of Collection Period                   28,586,853.59
                                                                                                   -------------
                                 Excess of ending ADCPB over ending note balance                    3,067,491.71
                                                                         Floor                      4,527,025.86
                                                                                                   -------------
                                                                      Difference                  (1,459,534.15)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended October 1, 2001


Available Funds
     Collection Account balance, as of September 30, 2001                               1,200,497.43
     Transfer payments due Collection Account from other Bankers Trust Accounts                    -
     Investment earnings on amounts in Collection Account                                   2,565.88
     Payments due Collection Account from last 3 business days of Collection Period       328,452.45
     Additional contribution for terminated trade-ups and rebooked leases                          -
     Servicer Advance on current Determination Date                                     1,151,604.45
                                                                                      --------------
     Available Funds on Payment Date                                                    2,683,120.21

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
                                                                                      --------------
Remaining Available Funds                                                               2,683,120.21

Indemnity Payments paid inadvertantly deposited in Collection Account                             -
                                                                                      --------------
Remaining Available Funds                                                               2,683,120.21

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                   630,415.35
     Unreimbursed Servicer Advances paid                                                  630,415.35
                                                                                      --------------
     Unreimbursed Servicer Advances remaining unpaid                                              -
                                                                                      --------------
Remaining Available Funds                                                               2,052,704.86

Servicer Fees
     Servicer Fees due                                                                     12,761.31
     Servicer Fees paid                                                                    12,761.31
                                                                                      --------------
     Servicer Fees remaining unpaid                                                               -
                                                                                      --------------
Remaining Available Funds                                                               2,039,943.55

Servicer Charges inadvertantly deposited in Collection Account                                    -
                                                                                      --------------
Remaining Available Funds                                                               2,039,943.55

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                510.45
     Back-up Servicer Fees paid                                                               510.45
                                                                                      --------------
     Back-up Servicer Fees remaining unpaid                                                       -
                                                                                      --------------
Remaining Available Funds                                                               2,039,433.10

Premium Amount
     Premium Amount due                                                                     3,003.27
     Premium Amount paid                                                                    3,003.27
                                                                                      --------------
     Premium Amount remaining unpaid                                                              -
                                                                                      --------------
Remaining Available Funds                                                               2,036,429.83

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                291.67
     Indenture Trustee Fee paid                                                               291.67
                                                                                      --------------
     Indenture Trustee Fee remaining unpaid                                                       -
                                                                                      --------------
Remaining Available Funds                                                               2,036,138.16

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        -
                                                                                      --------------
     Indenture Trustee Expenses unpaid                                                            -
Remaining Available Funds                                                               2,036,138.16

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended October 1, 2001

     Class A-1 Note Interest                                                               -
     Class A-2 Note Interest                                                               -
     Class A-3 Note Interest                                                               -
     Class A-4 Note Interest                                                      136,219.59
                                                                            ----------------
     Total Class A Interest due                                                   136,219.59
                                                                            ----------------
Remaining Available Funds                                                        1,899,918.58

Class B-1 Note Interest
     Class B-1 Note Interest due                                                    3,194.93
     Class B-1 Note Interest paid                                                   3,194.93
                                                                            ----------------
     Class B-1 Note Interest remaining unpaid                                              -
                                                                            ----------------
Remaining Available Funds                                                       1,896,723.65

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                    255.22
     Letter of Credit Bank Fee paid                                                   255.22
                                                                            ----------------
     Letter of Credit Bank Fee remainig unpaid                                             -
                                                                            ----------------
Remaining Available Funds                                                       1,896,468.42

Class B-2 Note Interest
     Class B-2 Note Interest due                                                    2,993.07
     Class B-2 Note Interest paid                                                   2,993.07
                                                                            ----------------
     Class B-2 Note Interest remaining unpaid                                              -
                                                                            ----------------
Remaining Available Funds                                                       1,893,475.35

Class A Base Principal Distribution

     Class A Base Principal Distribution Amount due                             1,877,061.37
     Class A Note Principal Balance as of preceding Payment Date               25,742,283.86
                                                                            ----------------
     Class A Base Principal Distribution Amount paid                            1,877,061.37
                                                                            ----------------
     Class A Base Principal Distribution Amount remaining unpaid                           -

     Class A-1 Note Principal Balance as of preceding Payment Date                         -
     Class A-1 Base Principal Distribution Amount paid                                     -
                                                                            ----------------
     Class A-1 Note Principal Balance after distribution on Payment Date                   -
                                                                            ----------------

     Remaining Class A Base Principal Distribution Amount                       1,877,061.37
                                                                            ----------------

     Class A-2 Note Principal Balance as of preceding Payment Date                         -
     Class A-2 Base Principal Distribution Amount paid                                     -
                                                                            ----------------
     Class A-2 Note Principal Balance after distribution on Payment Date                   -

     Remaining Class A Base Principal Distribution Amount                       1,877,061.37
                                                                            ----------------

     Class A-3 Note Principal Balance as of preceding Payment Date                         -
     Class A-3 Base Principal Distribution Amount paid                                     -
                                                                            ----------------
     Class A-3 Note Principal Balance after distribution on Payment Date                   -

     Remaining Class A Base Principal Distribution Amount                       1,877,061.37
                                                                            ----------------

     Class A-4 Note Principal Balance as of preceding Payment Date             25,742,283.86
     Class A-4 Base Principal Distribution Amount paid                          1,877,061.37
                                                                            ----------------
     Class A-4 Note Principal Balance after distribution on Payment Date       23,865,222.48

Remaining Available Funds                                                          16,413.97

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended October

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                  -
     Note Insuer Reimbursement Amount paid                                                 -
                                                                                ------------
     Note Insuer Reimbursement Amount remaining unpaid                                     -
Remaining Available Funds                                                          16,413.97

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                556,851.12
     Class B-1 Base Principal Distribution due                                     40,805.68
     Class B-1 Base Principal Distribution paid                                    16,413.97
                                                                                ------------
     Class B-1 Base Principal Distribution remaining unpaid                        24,391.71
     Class B-1 Note Principal Balance after distribution on Payment Date          540,437.15
Remaining Available Funds                                                                  -

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                556,851.12
     Class B-2 Base Principal Distribution due                                     40,805.68
     Class B-2 Base Principal Distribution paid                                            -
                                                                                ------------
     Class B-2 Base Principal Distribution remaining unpaid                        40,805.68
     Class B-2 Note Principal Balance after distribution on Payment Date          556,851.12
Remaining Available Funds                                                                  -

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                             -
     Letter of Credit Reimbursement Amount paid                                            -
                                                                                ------------
     Letter of Credit Reimbursement Amount remaining unpaid                                -
Remaining Available Funds                                                                  -

Class B-3 Note Interest
     Class B-3 Note Interest due                                                    3,248.30
     Class B-3 Note Interest paid                                                          -
                                                                                ------------
     Class B-3 Note Interest remaining unpaid                                       3,248.30
                                                                                ------------
Remaining Available Funds                                                                  -
Class B-3 Base Principal Distribution

     Class B-3 Note Principal Balance as of preceding Payment Date                556,851.13
     Class B-3 Base Principal Distribution due                                     40,805.69
     Class B-3 Base Principal Distribution paid                                            -
                                                                                ------------
     Class B-3 Base Principal Distribution remaining unpaid                        40,805.69
     Class B-3 Note Principal Balance after distribution on Payment Date          556,851.13
Remaining Available Funds                                                                  -

Additional Payment to Noteholders due to Restricting Event
     Principal Amount paid to A noteholders, otherwise paid to B-1                         -
     Principal Amount paid to A noteholders, otherwise paid to B-2                         -
     Principal Amount paid to A noteholders, otherwise paid to B-3                         -
                                                                                ------------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B               -
Remaining Available Funds                                                                  -

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                       -
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                       -

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                       -
                                                                                ------------
Remaining Available Funds                                                                  -

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                           -

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended October

     Remaining Indenture Trustee Expenses paid                                                 -
                                                                                   -------------
     Remaining Indenture Trustee Expenses unpaid                                               -
Remaining Available Funds                                                                      -

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                      -
     Additional Letter of Credit Reimbursement Amount paid                                     -
                                                                                   -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                         -
Remaining Available Funds                                                                      -

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                  -
     Other Amounts Due Servicer under Servicing Agreement paid                                 -
                                                                                   -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                     -
Remaining Available Funds                                                                      -

Difference between excess of ADCPB over Ending Note Balances and Floor              1,459,534.15

Amount Payable to Residual Holder                                                              -
Remaining Available Funds to Note Holders                                                      -

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                 -
     Adjusted Principal Distribution Sharing Ratio                                        93.878%
                                                                                          ------
     Additional Principal Distribution to Class A                                              -

     Class A Note Principal Balance after payment above                            23,865,222.48
                                                                                   -------------
     Class A additional Principal Distribution Amount paid                                     -
                                                                                   -------------
     Excess cash after payment of additional Class A Principal Distribution                    -

     Class A-1 Note Principal Balance after payment above                                      -
     Class A-1 additional Principal Distribution Amount paid                                   -
                                                                                   -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                       -
                                                                                   -------------

     Remaining Class A additional Principal Distribution Amount                                -
                                                                                   -------------
                                                                                               -
     Class A-2 Note Principal Balance after payment above                                      -
     Class A-2 additional Principal Distribution Amount paid                                   -
                                                                                   -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                       -

     Remaining Class A additional Principal Distribution Amount                                -
                                                                                   -------------
                                                                                               -
     Class A-3 Note Principal Balance after payment above                                      -
     Class A-3 additional Principal Distribution Amount paid                                   -
                                                                                   -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       -

     Remaining Class A additional Principal Distribution Amount                                -
                                                                                   -------------

     Class A-4 Note Principal Balance after payment above                          23,865,222.48
     Class A-4 additional Principal Distribution Amount paid                                   -
                                                                                   -------------
     Class A-4 Note Principal Balance after distribution on Payment Date           23,865,222.48

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                 -
     Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                          ------
     Additional Principal Distribution to Class B-1                                            -

     Class B-1 Note Principal Balance after payment above                                         540,437.15
     Class B-1 additional Principal Distribution paid                                                      -
                                                                                                ------------
     Class B-1 Note Principal Balance after distribution on Payment Date                          540,437.15

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             -
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                ------------
     Additional Principal Distribution to Class B-2                                                        -

     Class B-2 Note Principal Balance after payment above                                         556,851.12
     Class B-2 additional Principal Distribution paid                                                      -
                                                                                                ------------
     Class B-2 Note Principal Balance after distribution on Payment Date                          556,851.12

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             -
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                ------------
     Additional Principal Distribution to Class B-3                                                        -

     Class B-3 Note Principal Balance after payment above                                         556,851.13
     Class B-3 additional Principal Distribution paid                                                      -
                                                                                                ------------
     Class B-3 Note Principal Balance after distribution on Payment Date                          556,851.13

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended October 1, 2001

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                                  30,627,137.70
      ADCPB, end of Collection Period                                                        28,586,853.59
                                                                                            --------------
      Base Principal Amount                                                                   2,040,284.10

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period                         1,259,487.99
      Servicing Advances collected during the current Collection Period                         629,072.64
                                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date                          630,415.35

Calculation of Interest Due
                       Beginning                            Current                              Total
                       Principal          Interest          Interest          Overdue           Interest
       Class            Balance             Rate              Due            Interest             Due
      ---------     --------------      -----------       ------------     -------------     -------------
      Class A-1                  -           5.7325%                 -                 -                 -
      Class A-2                  -           6.3500%                 -                 -                 -
      Class A-3                  -           6.3500%                 -                 -                 -
      Class A-4      25,742,283.86           6.3500%        136,219.59                 -        136,219.59
      Class B-1         556,851.12           6.8850%          3,194.93                 -          3,194.93
      Class B-2         556,851.12           6.4500%          2,993.07                 -          2,993.07
      Class B-3         556,851.13           7.0000%          3,248.30                 -          3,248.30
                    --------------                        ------------     -------------     -------------
                     27,412,837.24           6.3761%        145,655.89                 -        145,655.89

Calculation of Principal Due
                         Base              Base                               Total
                      Principal          Principal          Overdue          Principal
        Class        Amount Pct.           Amount          Principal           Due
      ---------     -------------      -------------     -------------     -------------
      Class A                92.0%      1,877,061.37                 -      1,877,061.37
      Class B-1               2.0%         40,805.68                 -         40,805.68
      Class B-2               2.0%         40,805.68                 -         40,805.68
      Class B-3               2.0%         40,805.68              0.00         40,805.69
                                       -------------     -------------     -------------
                                        1,999,478.42              0.00      1,999,478.42

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                 30,627,137.70
      Servicer Fee Rate                                                                              0.500%
      One-twelfth                                                                                     1/12
                                                                                             -------------
      Servicer Fee due current period                                                            12,761.31
      Prior Servicer Fee arrearage                                                                       -
                                                                                             -------------
      Servicer Fee due                                                                           12,761.31

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                 30,627,137.70
      Back-up Servicer Fee Rate                                                                      0.020%
      One-twelfth                                                                                     1/12
                                                                                             -------------
      Back-up Servicer Fee due Current Period                                                       510.45
      less overpayment from prior period                                                                 -
      Prior Back-up Servicer Fee Arrearage                                                               -
                                                                                             --------------
      Back-up Servicer Fee due                                                                      510.45

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended October 1, 2001

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period             25,742,283.86
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                     1/12
                                                                                                      ----
      Premium Amount due Current Period                                                           3,003.27
      Prior Premium Amount arrearage                                                                     -
                                                                                             -------------
                                                                                                         -
      Total Premium Amount due                                                                    3,003.27

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                      291.67
      Prior Indenture Trustee Fee arrearage                                                              -
                                                                                             -------------
      Total Indenture Trustee Fee due                                                               291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           556,851.12
      Letter of Credit Bank Fee Rate                                                                  0.55%
      One-twelfth                                                                                     1/12
                                                                                                      ----
      Letter of Credit Bank Fee due Current Period                                                  255.22
      Letter of Credit Bank Fee arrearage                                                                -
                                                                                             -------------
      Total Letter of Credit Bank Fee arrearage due                                                 255.22

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                           -
      Prior Letter of Credit Reimbursement Amount arrearage                                              -
                                                                                             -------------
      Total Letter of Credit Reimbursement Amount due                                                    -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                     -
      Prior Indenture Trustee Expenses arrearage                                                         -
                                                                                             -------------
      Total Indenture Trustee Expenses due                                                               -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                    -
                                                                                             -------------
      Total Additional Letter of Credit Reimbursement Amount due                                         -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                              -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             -
                                                                                             -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         -

Floor Calculation
      Initial ADCPB                                                                         226,351,292.85
      Floor percent                                                                                  2.00%
                                                                                                     -----
      Floor                                                                                   4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                             28,586,853.59

      Aggregate Note Balances prior to any payment on current Payment Date                   27,412,837.24
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                 1,877,061.37

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended October 1, 2001


     Class B-1                                                                   16,413.97
     Class B-2                                                                           -
     Class B-3                                                                           -
                                                                             -------------
     Total Base Principal Amount distributions on current payment date        1,893,475.35
                                                                             -------------
     Aggregate Note Balance after payment of Base Principal Amount           25,519,361.89
                                                                             -------------
     Excess of ADCPB over Ending Note Balances                                3,067,491.71

     Difference between excess and floor                                      1,459,534.15

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended October 1, 2001

Restricting Event Determination:

                                                                       Yes/No
                                                                       ------
     A) Event of Servicer Termination (Yes/No)                           No
     B) Note Insuer has Made a Payment (Yes/No)                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                     No
     D) Delinquency Trigger Event has Occurred (Yes/No)                  No

Events of Default: Section 8.01 of Indenture

                                                                       Yes/No
                                                                       ------
     A) Failure to distribute to the Noteholders all or part
        of any payment of Interest requried to be made under the
        terms of such Notes or the Indenture when due; and,              No

     B) Failure to distribute to the Noteholders (x) on any Payment
        Date, an amount equal to the principal due on the Outstanding
        Notes as of such Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of
        (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
        Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
        Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.  No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

     Section                                                    Event                                                 Yes/No
     -------      --------------------------------------------------------------------------------------------------  ------
     6.01(i)      Failue to make payment requried                                                                        No
     6.01(ii)     Failue to submit Monthly Statement                                                                     No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                    No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                          No
     6.01(v)      Servicer files a volunatry petition for bankruptcy                                                     No
     6.01(vi)     Order of judgement in excess of $500,000                                                               No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days    No
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended October 1, 2001

Gross Charge Event Calculation:
                                                                                                                   Result
                                                                                                            -------------------
     Gross Charge Off Ratio Current Period                                                                                 4.21%
     Gross Charge Off Ratio Prior Period                                                                                   1.75%
     Gross Charge Off Ratio Second Prior Period                                                                            0.05%
                                                                                                            -------------------
     Average of Gross Charge Off Ratio for Three Periods                                                                   2.00%
     Maximum Allowed                                                                                                       2.50%

     Gross Charge Off Ratio:
     ----------------------

                                  ADCPB of                                                                   Gross Charge Off Ratio
                               All Defaulted                Less                                                 Charge Offs/
                                 Contracts                Recoveries           ChargeOffs         ADCPB             ADCPB
                               ----------------          -----------           ----------     -------------  ----------------------
     Current Period                  111,597.38              11,281.71          100,315.67     28,586,853.59               4.21%
     Prior Period                     67,458.45              22,888.31           44,570.14     30,627,137.70               1.75%
     Second Prior Period             115,400.12             114,076.40            1,323.72     33,413,290.74               0.05%

Delinquency Event Calculation:

                                                                                                                   Results
                                                                                                              -----------------
     Delinquency Trigger Ratio Current Period                                                                              4.85%
     Delinquency Trigger Ratio Prior Period                                                                                4.03%
     Delinquency Trigger Ratio Second Prior Period                                                                         4.43%
                                                                                                              -----------------
     Average of Delinquency Trigger Ratios                                                                                 4.44%
     Maximum Allowed                                                                                                       7.50%

     Delinquency Trigger Ratio:
     -------------------------

                                      A                      B                      A/B
                                      -                      -                      ---
                                    ADCPB of              ADCPB of
                               Contract * 30 Days       All Contracts       Delinquency Trigger
                                    Past Due          As of Month-End             Ratio:
                               ------------------    -----------------      -------------------
     Current Period                1,387,681.93          28,591,603.70                4.85%
     Prior Period                  1,234,816.60          30,627,137.70                4.03%
     Second Prior Period           1,480,987.24          33,413,290.74                4.43%

                                      ADCPB           Delinquency Ratio
                               ------------------     -----------------

     Current                         27,203,922                  95.15%
     31-60 Days Past Due                686,675                   2.40%
     61-90 Days Past Due                310,799                   1.09%
     91+ Days Past Due                  390,209                   1.36%
                                        -------       ----------------
     TOTAL                           28,591,604                 100.00%

Substitution Limits
     ADCPB as of Cut-Off Date                                                                                    226,351,292.85
     Maximum Substitution (10% of Initial)                                                                        22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                      3,197,626.96
     Current month ADCPB Substituted                                                                                  58,934.72
                                                                                                              -----------------
     Cumulative ADCPB Substituted                                                                                  3,256,561.68

* denotes more than


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